UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: December 19, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                       333-122307               52-1972128
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)



7430 New Technology Way, Frederick, Maryland                        21703
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   Address of principal executive offices                         (Zip Code)



Registrant's Telephone Number, including area code         (301) 846-8881
                                                    ----------------------------



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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------------                                 -----------

      (23) Consent of PricewaterhouseCoopers LLP, independent registered public accountants of MBIA Insurance Corporation in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through
                                    Certificates, Series 2005-16

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES CORPORATION


December 19, 2005

                                   By:    /s/ Bradley A. Davis
                                          --------------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
(23)              Consent of PricewaterhouseCoopers LLP,               E
                  independent registered public accountants of MBIA Insurance Corporation in connection with Wells Fargo Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates, Series
                  2005-16